UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 21, 2022
________________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillside, New Jersey 07205
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Based on information provided by Friedman LLP (“Friedman”), the independent registered public accounting firm of Integrated BioPharma, Inc. (the “Company”), effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”), although continued to operate as an independent registered public accounting firm with respect to the Company. On October 21, 2022, the Company dismissed Friedman and engaged Marcum to serve as the independent registered public accounting firm of the Company, which actions were ratified by the Audit Committee of the Board of Directors of the Company. The services previously provided by Friedman will now be provided by Marcum.

The audit reports of Friedman on the financial statements of the Company for the years ended June 30, 2022 and 2021 and the subsequent interim period through October 21, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2022 and 2021 2021 and the subsequent interim period through October 21, 2022, there were no (i) disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Friedman’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the foregoing disclosures. A copy of the letter has been filed as Exhibit 16.1 to this report.

During the Company’s two most recent fiscal years ended June 30, 2022 and 2021 and the subsequent interim period through October 21, 2022, neither the Company nor anyone on its behalf has consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Friedman LLP to the Securities and Exchange Commission, dated October 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: October 24, 2022	By: /s/ Dina L Masi
Dina L. Masi
Chief Financial Officer